UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

DuPont de Nemours, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
DUPONT DE NEMOURS, INC.
2026 Annual Meeting
Vote by May 20, 2026 11:59 PM ET. For shares held in a Plan, vote by May 18, 2026 11:59 PM ET.
DUPONT DE NEMOURS, INC.
ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, CRP BUILDING 730 WILMINGTON, DE 19805
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You invested in DUPONT DE NEMOURS, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2026.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
May 21, 2026 1:00 PM Eastern Time
Virtually at: www.virtualshareholdermeeting.com/DD2026
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
Board Recommends
1. Election of Directors
Nominees:
Amy G. Brady For
Edward D. Breen For
Ruby R. Chandy For
Alexander M. Cutler For
Eleuthère I. du Pont For
Luther C. Kissam IV For
Lori D. Koch For
James A. Lico For
Frederick M. Lowery For
D. G. Macpherson For
Kurt B. McMaken For
2. Advisory Resolution to Approve Executive Compensation For
3. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 For
4. Adoption and approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split and a reduction in the number of authorized shares For
NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
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